EXHIBIT 10.1

FIRST AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This First Amendment (this “Amendment”) to the Securities Purchase Agreement (the “Agreement”) dated as of July 5, 2024 between Virpax Pharmaceuticals, Inc., a Delaware corporation, and Corbo Capital Inc., is made as of the 25th day of September, 2024, by and between the Company and the Investor (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Agreement).

RECITALS

WHEREAS, the Company and the Investor are parties to the Agreement; and

WHEREAS, the Company and the Investor desire to amend the Agreement as more particularly set forth herein; and

WHEREAS, Section 5.04 of the Agreement provides that no provision of the Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.	Amendments to Agreement.

(a)	Section 4.03 of the Agreement is hereby amended to replace each reference therein to “September 30, 2024” with “the Outside Date”.

(b)	Section 4.03 of the Agreement is hereby amended to add a new subsection (d) as follows:

(d) For purposes of this Section 4.03, “Outside Date” shall mean November 30, 2024, provided that the Company, in its sole discretion and with approval of the Board of Directors of the Company, may extend such date for up to an additional thirty (30) days in the event the Company requires additional time to complete the re- audit of the Company’s financial statements for the fiscal years ended December 31, 2022 and 2023.

2.	Miscellaneous.

(a)	Except as expressly set forth herein, the Agreement shall remain in full force and effect.

(b)	The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

(c)	This Amendment, together with the Agreement, contain the entire agreement among the Company and the Stockholders with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings with respect thereto.

(d)	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Fax and electronic signatures shall be deemed originals for all purposes hereof.

(e)	All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflict of laws thereof.

[Remainder Of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the day and year first written above.

VIRPAX PHARMACEUTICALS, INC.

By:	/s/ Katharyn Field
Name:	Katharyn Field
Title:	Authorized Signatory

CORBO CAPITAL INC.

By:	/s/ Adam Chambers
Name:	Adam Chambers
Title:	President

3